Exhibit 99(a)

For additional information contact:                                                                         Andrew Moreau 501-905-7962
                        VP – Corporate Communications
                    andrew.moreau@alltel.com

                    Tim Hicks 501-905-8991
                    Director – Investor Relations
                    alltel.investor.relations@alltel.com

Release Date:                                                                                       Aug. 1, 2007

Alltel continues strong growth in second quarter while working to close merger with TPG Capital, Goldman Sachs

LITTLE ROCK, Ark. – Alltel recorded strong growth in the second quarter by adding 181,000 post-pay customers and dropping churn to an all-time low. Alltel reported fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of 56 cents and fully diluted earnings per share of 75 cents from current businesses, a 42 percent increase from a year ago and a record high for the quarter.
“This was truly an exceptional quarter that saw our company establish new records for earnings per share, service revenue, operating income, post-pay additions and churn,” said Alltel President and CEO Scott Ford. “The entire Alltel team has done an outstanding job of delivering strong financial results while remaining focused on our customers and working to obtain the approvals necessary to close on the merger agreement.”
Among the highlights for the second quarter:
•	Revenues were $2 billion, a 12 percent increase from a year ago. Net income under GAAP was $196 million. Net income from current businesses was $261 million, a 25 percent increase from a year ago.
•	Alltel added 181,000 post-pay customers, up 46 percent from a year ago. Pre-pay net additions were flat during the quarter due to seasonal trends.
•	Wireless service revenue was $1.97 billion, a new record and an increase of 14 percent from a year ago.
•	Post-pay churn was 1.16 percent and total churn was 1.67 percent. Both are record lows for Alltel and year-over-year improvements for the sixth consecutive quarter.
•	Average revenue per wireless customer (ARPU) was $54.10, a 3 percent increase from last year. Data revenue per customer was $5.63, up 73 percent from last year and 20 percent sequentially.
•	Equity free cash flow from current businesses was $243 million, a 42 percent increase. Net cash provided from operations was $552 million, a 114 percent increase from last year.
In the quarter, Alltel announced on May 20 it has agreed to be acquired by TPG Capital and Goldman Sachs Capital Partners for $71.50 per share in cash. The necessary regulatory approvals are progressing well. As expected, the Hart-Scott-Rodino waiting period expired on July 5 without issue. Proxy statements were mailed to Alltel shareholders on July 25 and the shareholder meeting to approve the transaction is scheduled for Aug. 29. The Federal Communications Commission filed a Public Notice related to the transfer of Alltel’s licenses on June 25 and, while the company is waiting to hear from the FCC more definitively on the timing of its approval process, Alltel expects a favorable FCC vote this year.
The merger agreement (which is summarized in Alltel’s proxy statement and available on the company website) provides that the obligations of TPG/Goldman Sachs to acquire Alltel are not conditioned on financing. TPG and Goldman received written commitments at the time of the deal from several of the largest financial institutions in the world to back their obligations.  Alltel has been given no reason to believe that these firms will not honor their obligations. Alltel expects the transaction to close by year end.
      Alltel operates America’s largest wireless network, which delivers voice and advanced data services nationwide to 12 million customers. Headquartered in Little Rock, Ark., Alltel is a Forbes 500 company with annual revenues of nearly $8 billion.
      Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with TPG and GS Capital; the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; risks that the proposed transaction disrupts current plans and operations; adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel’s debt securities by nationally accredited ratings organizations; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-

Alltel, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS AND OTHER FINANCIAL INFORMATION (UNAUDITED)
(In thousands, except per share amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2007	2006	Amount	%	2007	2006	Amount	%
UNDER GAAP:
Service revenues	$1,971,616	$1,734,128	$237,488	14	$3,851,736	$3,383,276	$468,460	14
Total revenues and sales	$2,175,088	$1,945,232	$229,856	12	$4,253,636	$3,788,465	$465,171	12
Operating income	$378,534	$343,831	$34,703	10	$732,825	$635,785	$97,040	15
Service revenue operating margin (A)	19.2%	19.8%	(.6% )	(3)	19.0%	18.8%	.2%	1
Operating margin (B)	17.4%	17.7%	(.3% )	(2)	17.2%	16.8%	.4%	2
Income from continuing operations	$198,579	$288,429	$(89,850)	(31)	$428,862	$422,613	$6,249	1
Net income	$195,696	$428,903	$(233,207)	(54)	$425,834	$726,310	$(300,476)	(41)
Earnings per share:
Basic	$.57	$1.10	$(.53)	(48)	$1.21	$1.87	$(.66)	(35)
Diluted	$.56	$1.10	$(.54)	(49)	$1.20	$1.86	$(.66)	(35)

Weighted average common shares:
Basic	344,641	388,752	(44,111)	(11)	350,910	387,760	(36,850)	(10)
Diluted	347,727	390,463	(42,736)	(11)	353,790	389,958	(36,168)	(9)

Capital expenditures (C)	$325,400	$299,830	$25,570	9	$495,048	$458,217	$36,831	8
Total assets	$17,438,572	$23,933,548	$(6,494,976)	(27)

FROM CURRENT BUSINESSES (NON-GAAP) (D):
Operating income	$459,740	$388,572	$71,168	18	$866,258	$736,808	$129,450	18
Service revenue operating margin (A)	23.3%	22.4%	.9%	4	22.5%	21.8%	.7%	3
Operating margin (B)	21.1%	20.0%	1.1%	6	20.4%	19.4%	1.0%	5
Net income	$261,084	$208,193	$52,891	25	$486,521	$376,766	$109,755	29
Earnings per share:
Basic	$.76	$.54	$.22	41	$1.39	$.97	$.42	43
Diluted	$.75	$.53	$.22	42	$1.38	$.97	$.41	42
Equity free cash flow (E)	$242,740	$170,951	$71,789	42	$602,157	$434,957	$167,200	38

(A) Service revenue operating margin is calculated by dividing operating income by service revenues.
(B) Operating margin is calculated by dividing operating income by total revenues and sales.
(C) Includes capitalized software development costs.
(D) Current businesses excludes the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, gain on disposal of assets, costs associated with Hurricane Katrina, and integration expenses and other charges.
(E) Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation expense less capital expenditures, which includes capitalized software development costs as indicated in Note C.

Operating results from current businesses have been reconciled to operating results under GAAP on pages 6 and 7 of this release.
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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP (UNAUDITED)-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
Revenues and sales:
Service revenues	$1,971,616	$1,734,128	$3,851,736	$3,383,276
Product sales	203,472	211,104	401,900	405,189
Total revenues and sales	2,175,088	1,945,232	4,253,636	3,788,465
Costs and expenses:
Cost of services	640,212	573,977	1,251,207	1,116,761
Cost of products sold	288,638	283,351	576,147	556,048
Selling, general, administrative and other	479,442	434,509	949,340	860,205
Depreciation and amortization	352,271	309,564	701,776	608,876
Integration expenses and other charges	35,991	-	42,341	10,790
Total costs and expenses	1,796,554	1,601,401	3,520,811	3,152,680

Operating income	378,534	343,831	732,825	635,785

Equity earnings in unconsolidated partnerships	16,406	15,399	31,385	28,331
Minority interest in consolidated partnerships	(8,889)	(11,482)	(18,583)	(25,377)
Other income, net	5,591	21,016	13,263	31,807
Interest expense	(47,437)	(86,438)	(94,132)	(171,154)
Gain on disposal of assets	-	176,639	56,548	176,639

Income from continuing operations before income taxes	344,205	458,965	721,306	676,031
Income taxes	145,626	170,536	292,444	253,418

Income from continuing operations	198,579	288,429	428,862	422,613
Income (loss) from discontinued operations	(2,883)	140,474	(3,028)	303,697

Net income	195,696	428,903	425,834	726,310
Preferred dividends	19	21	39	42
Net income applicable to common shares	$195,677	$428,882	$425,795	$726,268

Basic earnings per share:
Income from continuing operations	$.58	$ .74	$1.22	$1.09
Income (loss) from discontinued operations	(.01)	.36	(.01)	.78
Net income	$.57	$1.10	$1.21	$1.87

Diluted earnings per share:
Income from continuing operations	$.57	$ .74	$1.21	$1.08
Income (loss) from discontinued operations	(.01)	.36	(.01)	.78
Net income	$.56	$1.10	$1.20	$1.86

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP (UNAUDITED)-Page 3
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	June 30,	December 31,		June 30,	December 31,
	2007	2006		2007	2006

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$456,298	$934,228	Current maturities of long-term debt	$39,689	$36,285
Accounts receivable (less allowance for			Accounts payable	496,231	576,126
doubtful accounts of $64,500 and			Advance payments and customer deposits	205,270	186,193
$54,865, respectively)	839,195	807,307	Accrued taxes	180,538	114,109
Inventories	206,473	218,629	Accrued dividends	43,010	46,039
Prepaid expenses and other	86,106	67,665	Accrued interest	79,105	79,281
Assets related to discontinued operations	-	4,321	Other current liabilities	185,577	156,471
			Liabilities related to discontinued operations	-	2,761
Total current assets	1,588,072	2,032,150
			Total current liabilities	1,229,420	1,197,265
Investments	187,067	368,871
Goodwill	8,421,305	8,447,013
Other intangibles	2,042,341	2,129,346	Long-term debt	2,743,942	2,697,412
			Deferred income taxes	1,083,342	1,109,479
PROPERTY, PLANT AND EQUIPMENT:			Other liabilities	700,146	677,609
Land	328,310	314,902
Buildings and improvements	990,888	955,061	Total liabilities	5,756,850	5,681,765
Operating plant and equipment	8,313,569	7,933,840
Information processing	1,114,089	1,048,136
Furniture and fixtures	178,560	173,835	SHAREHOLDERS' EQUITY:
Under construction	431,093	495,968	Preferred stock	253	258
			Common stock	343,864	364,572
Total property, plant and equipment	11,356,509	10,921,742	Additional paid-in capital	3,031,311	4,296,786
Less accumulated depreciation	6,257,618	5,690,360	Accumulated other comprehensive income (loss)	(26,053)	9,525
			Retained earnings	8,332,347	7,990,808
Net property, plant and equipment	5,098,891	5,231,382
			Total shareholders' equity	11,681,722	12,661,949
Other assets	100,896	89,455
Assets related to discontinued operations	-	45,497
			TOTAL LIABILITIES AND
TOTAL ASSETS	$17,438,572	$18,343,714	SHAREHOLDERS' EQUITY	$17,438,572	$18,343,714

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP (UNAUDITED)-Page 4
(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
Cash Flows from Operating Activities:
Net income	$195,696	$428,903	$425,834	$726,310
Adjustments to reconcile net income to net cash provided from operating activities:
Loss (income) from discontinued operations	2,883	(140,474)	3,028	(303,697)
Depreciation and amortization expense	352,271	309,564	701,776	608,876
Provision for doubtful accounts	49,566	64,693	86,827	113,393
Non-cash portion of gain on disposal of assets	-	(176,639)	(56,548)	(176,639)
Change in deferred income taxes	34,938	(19,220)	47,093	21,267
Other, net	(9,441)	(4,264)	(16,163)	(4,334)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(124,393)	(127,422)	(120,834)	(136,115)
Inventories	7,889	34,336	12,156	71,000
Accounts payable	8,103	32,478	(81,675)	(68,157)
Other current liabilities	34,799	(109,112)	133,800	(155,913)
Other, net	(763)	(35,373)	(22,585)	(53,684)
Net cash provided from operating activities	551,548	257,470	1,112,709	642,307

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(315,963)	(290,528)	(477,818)	(441,201)
Additions to capitalized software development costs	(9,437)	(9,302)	(17,230)	(17,016)
Purchases of property, net of cash acquired	(3,750)	(217,487)	(6,250)	(676,418)
Proceeds from the sale of investments	-	199,921	188,711	199,921
Proceeds from the return on investments	13,880	13,363	24,811	22,277
Other, net	1,036	4,058	680	11,377
Net cash used in investing activities	(314,234)	(299,975)	(287,096)	(901,060)

Cash Flows from Financing Activities:
Dividends on common and preferred stock	(44,565)	(149,415)	(90,526)	(297,152)
Repayments of long-term debt	(35,590)	(41)	(36,254)	(730)
Cash payments to effect conversion of convertible notes	-	-	-	(59,848)
Distributions to minority investors	(13,283)	(8,483)	(21,055)	(20,293)
Purchases of common stock	(421,514)	-	(1,360,298)	-
Excess tax benefits from stock option exercises	1,339	2,276	5,169	5,657
Long-term debt issued	100,000	-	100,000	-
Common stock issued	10,510	33,688	52,958	88,584
Net cash used in financing activities	(403,103)	(121,975)	(1,350,006)	(283,782)

Cash Flows from Discontinued Operations:
Cash provided from (used in) operating activities	(3,107)	165,013	(1,178)	599,484
Cash provided from investing activities	48,365	1,557,828	47,641	1,492,015
Cash provided from financing activities	-	92,726	-	969
Net cash provided from discontinued operations	45,258	1,815,567	46,463	2,092,468

Effect of exchange rate changes on cash and short-term investments	-	(6,464)	-	(5,879)

Increase (decrease) in cash and short-term investments	(120,531)	1,644,623	(477,930)	1,544,054

Cash and Short-term Investments:
Beginning of the period	576,829	881,838	934,228	982,407
End of the period	$456,298	$2,526,461	$456,298	$2,526,461

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION (UNAUDITED)-Page 5
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2007	2006	Amount	%	2007	2006	Amount	%

Controlled POPs	79,575,793	78,000,811	1,574,982	2
Customers	12,242,066	11,085,145	1,156,921	10
Penetration rate	15.4%	14.2%	1.2%	8
Average customers	12,147,380	10,951,268	1,196,112	11	12,041,655	10,838,881	1,202,774	11
Gross customer additions:
Internal	789,961	770,589	19,372	3	1,657,434	1,576,043	81,391	5
Acquired	-	112,095	(112,095)	(100)	-	112,095	(112,095)	(100)
Total	789,961	882,684	(92,723)	(11)	1,657,434	1,688,138	(30,704)	(2)
Net customer additions:
Internal	181,494	145,985	35,509	24	418,128	310,726	107,402	35
Acquired	-	112,095	(112,095)	(100)	-	112,095	(112,095)	(100)
Total	181,494	258,080	(76,586)	(30)	418,128	422,821	(4,693)	(1)
Cash costs from current businesses:
Cost of services	$640,212	$576,212	$64,000	11	$1,251,207	$1,118,996	$132,211	12
Cost of products sold	288,638	283,351	5,287	2	576,147	556,048	20,099	4
Selling, general, administrative and other	479,442	434,509	44,933	10	949,340	860,205	89,135	10
Less product sales	203,472	211,104	(7,632)	(4)	401,900	405,189	(3,289)	(1)
Total	$1,204,820	$1,082,968	$121,852	11	$2,374,794	$2,130,060	$244,734	11
Cash costs from current businesses
per unit per month (A)	$33.06	$32.96	$.10	-	$32.87	$32.75	$.12	-
Revenues:
Service revenues	$1,971,616	$1,734,128	$237,488	14	$3,851,736	$3,383,276	$468,460	14
Less wholesale roaming revenues	170,121	163,590	6,531	4	324,308	314,593	9,715	3
Less wholesale transport revenues	42,850	7,844	35,006	446	89,284	18,194	71,090	391
Retail revenues	$1,758,645	$1,562,694	$195,951	13	$3,438,144	$3,050,489	$387,655	13
Average revenue per customer per month (B)	$54.10	$52.78	$1.32	3	$53.31	$52.02	$1.29	2
Retail revenue per customer per month (C)	$48.26	$47.57	$.69	1	$47.59	$46.91	$.68	1
Retail minutes of use per customer per month (D)	724	638	86	13	688	620	68	11
Postpay churn	1.16%	1.47%	(.31% )	(21)	1.24%	1.56%	(.32% )	(21)
Total churn	1.67%	1.91%	(.24% )	(13)	1.72%	1.95%	(.23% )	(12)

(A) Cash costs from current businesses per unit per month is calculated by dividing the sum of the current businesses reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales by the number of average customers for the period. Measured on a GAAP basis, cash costs per unit per month were $33.06 and $32.87 for the three and six months ended June 30, 2007, respectively, and $32.90 and $32.72 for the same periods of 2006, respectively.

(B) Average revenue per customer per month is calculated by dividing service revenues by average customers for the period.
(C) Retail revenue per customer per month is calculated by dividing retail revenues (service revenues less wholesale revenues) by average customers for the period.
(D) Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.

Operating results from current businesses have been reconciled to operating results under GAAP on pages 6 and 7 of this release.
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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) (UNAUDITED)-Page 6
(In thousands)

		THREE MONTHS ENDED JUNE 30, 2007
					Income		Income
			Depreciation		Before		From		Basic	Diluted
		Cost of	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$640,212	$352,271	$378,534	$344,205	$145,626	$198,579	$195,696	$.57	$.56
Items excluded from measuring results from current businesses:
Amortization expense related to acquired,
finite-lived intangible assets	(A)	-	(45,215)	45,215	45,215	17,589	27,626	27,626	.08	.08
Integration expenses and other charges	(B)(C)	-	-	35,991	35,991	1,112	34,879	34,879	.10	.10
Loss from discontinued operations	(I)	-	-	-	-	-	-	2,883	.01	.01
Net increase (decrease)		-	(45,215)	81,206	81,206	18,701	62,505	65,388	.19	.19
From current businesses		$640,212	$307,056	$459,740	$425,411	$164,327	$261,084	$261,084	$.76	$.75

		THREE MONTHS ENDED JUNE 30, 2006
					Income		Income
			Depreciation		Before		From		Basic	Diluted
		Cost of	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$573,977	$309,564	$343,831	$458,965	$170,536	$288,429	$428,903	$1.10	$1.10
Items excluded from measuring results from current businesses:
Amortization expense related to acquired,
finite-lived intangible assets	(A)	-	(46,976)	46,976	46,976	18,274	28,702	28,702	.08	.07
Reversal of excess bad debt reserve related
to Hurricane Katrina	(G)	2,235	-	(2,235)	(2,235)	(869)	(1,366)	(1,366)	-	-
Gain on disposal of assets	(H)	-	-	-	(176,639)	(69,067)	(107,572)	(107,572)	(.28)	(.28)
Income from discontinued operations	(I)	-	-	-	-	-	-	(140,474)	(.36)	(.36)
Net increase (decrease)		2,235	(46,976)	44,741	(131,898)	(51,662)	(80,236)	(220,710)	(.56)	(.57)
From current businesses		$576,212	$262,588	$388,572	$327,067	$118,874	$208,193	$208,193	$ .54	$ .53

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) (UNAUDITED)-Page 7
(In thousands)

		SIX MONTHS ENDED JUNE 30, 2007
					Income		Income
			Depreciation		Before		From		Basic	Diluted
		Cost of	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$1,251,207	$701,776	$732,825	$721,306	$292,444	$428,862	$425,834	$1.21	$1.20
Items excluded from measuring results from current businesses:
Amortization expense related to acquired,
finite-lived intangible assets	(A)	-	(91,092)	91,092	91,092	35,435	55,657	55,657	.16	.16
Integration expenses and other charges	(B)(C)(D)	-	-	42,341	42,341	3,583	38,758	38,758	.11	.11
Gain on disposal of assets	(E)	-	-	-	(56,548)	(19,792)	(36,756)	(36,756)	(.10)	(.10)
Loss from discontinued operations	(I)	-	-	-	-	-	-	3,028	.01	.01
Net increase (decrease)		-	(91,092)	133,433	76,885	19,226	57,659	60,687	.18	.18
From current businesses		$1,251,207	$610,684	$866,258	$798,191	$311,670	$486,521	$486,521	$1.39	$1.38

		SIX MONTHS ENDED JUNE 30, 2006
					Income		Income
			Depreciation		Before		From		Basic	Diluted
		Cost of	and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Services	Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$1,116,761	$608,876	$635,785	$676,031	$253,418	$422,613	$726,310	$1.87	$1.86
Items excluded from measuring results from current businesses:
Amortization expense related to acquired,
finite-lived intangible assets	(A)	-	(92,468)	92,468	92,468	35,970	56,498	56,498	.15	.15
Reversal of excess bad debt reserve related
to Hurricane Katrina	(G)	2,235	-	(2,235)	(2,235)	(869)	(1,366)	(1,366)	-	-
Gain on disposal of assets	(H)	-	-	-	(176,639)	(69,067)	(107,572)	(107,572)	(.28)	(.28)
Integration expenses and other charges	(F)	-	-	10,790	10,790	4,197	6,593	6,593	.02	.01
Income from discontinued operations	(I)	-	-	-	-	-	-	(303,697)	(.79)	(.77)
Net increase (decrease)		2,235	(92,468)	101,023	(75,616)	(29,769)	(45,847)	(349,544)	(.90)	(.89)
From current businesses		$1,118,996	$516,408	$736,808	$600,415	$223,649	$376,766	$376,766	$ .97	$ .97

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP) (UNAUDITED)-Page 8
(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006

Net cash provided from operating activities	$551,548	$257,470	$1,112,709	$642,307
Adjustments to reconcile to net income under GAAP:
Income (loss) from discontinued operations	(2,883)	140,474	(3,028)	303,697
Depreciation and amortization expense	(352,271)	(309,564)	(701,776)	(608,876)
Provision for doubtful accounts	(49,566)	(64,693)	(86,827)	(113,393)
Non-cash portion of gain on disposal of assets	-	176,639	56,548	176,639
Change in deferred income taxes	(34,938)	19,220	(47,093)	(21,267)
Other non-cash changes, net	9,441	4,264	16,163	4,334
Changes in operating assets and liabilities, net of the
effects of acquisitions and dispositions	74,365	205,093	79,138	342,869
Net income under GAAP	195,696	428,903	425,834	726,310
Adjustments to reconcile to net income from current businesses,
net of tax (see specific items listed on pages 6 and 7)	65,388	(220,710)	60,687	(349,544)
Net income from current businesses	261,084	208,193	486,521	376,766
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation expense from current businesses	307,056	262,588	610,684	516,408
Capital expenditures	(325,400)	(299,830)	(495,048)	(458,217)
Equity free cash flow from current businesses	$242,740	$170,951	$602,157	$434,957

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
(UNAUDITED)-Page 9

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on August 1, 2007, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, gain on disposal of assets, costs associated with Hurricane Katrina, and integration expenses and other charges.  Alltel's purpose for excluding items from the current business measures is to focus on Alltel's true earnings capacity associated with providing wireless communications services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company's operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, integration expenses and other business consolidation costs arising from past acquisition and integration activities had on the Company's GAAP consolidated results of operations.  The Company uses results from current businesses as management's primary measure of the performance of its business operations.  Alltel's management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

(A)	Eliminates the effects of amortization expense related to acquired, finite-lived intangible assets.
(B)
On May 20, 2007, Alltel entered into an agreement to be acquired by two private investment firms, TPG Partners V, L.P. and GS Capital Partners VI Fund, L.P.   Completion of the transaction, which is currently expected to occur by the end of 2007, is contingent upon customary closing conditions, including approval by Alltel's shareholders and certain regulatory approvals, including the approval of the Federal Communications Commission ("FCC").  In connection with this transaction, Alltel incurred $33.1 million of incremental costs, principally consisting of financial advisory, legal and regulatory filing fees.

(C)
During the second quarter of 2007, the Company incurred $2.2 million of integration expenses related to its acquisitions of Midwest Wireless Holdings ("Midwest Wireless") and wireless properties in Illinois, Texas and Virginia completed during 2006 (collectively, "the 2006 acquisitions").  These expenses primarily consisted of branding, signage and computer system conversion costs.  Alltel also recorded $0.7 million of severance and employee benefit costs associated with the closing of a call center.

(D)
During the first quarter of 2007, the Company incurred $2.6 million of integration expenses related to the 2006 acquisitions consisting of  branding, signage and computer system conversion costs.  Alltel also recorded a pretax charge of $3.7 million associated with the closing of two call centers, consisting of severance and employee benefit costs related to a planned workforce reduction.

(E)
Alltel completed the sale of marketable equity securities that had been acquired in connection with its August 1, 2005 merger with Western Wireless Corporation ("Western Wireless").  In connection with the sale of these securities, Alltel recorded a pretax gain of $56.5 million.

(F)
The Company incurred $10.8 million of integration expenses related to its acquisition of Western Wireless.  These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs.

(G)
The Company recorded a $2.2 million reduction in its allowance for doubtful accounts to reflect lower than expected write-offs from service interruptions and customer displacement attributable to the effects of Hurricane Katrina.  The additional bad debt expense was originally recorded in the third quarter of 2005.

(H)
During 2005, federal legislation was enacted which included provisions to dissolve and liquidate the assets of the Rural Telephone Bank ("RTB").  In connection with the dissolution and liquidation, during April 2006, the RTB redeemed all outstanding shares of its Class C stock.  As a result, Alltel received liquidating cash distributions of $198.7 million in exchange for its $22.1 million investment in RTB Class C stock.

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
(UNAUDITED) (CONTINUED)-Page 10

(I)
Eliminates the effects of discontinued operations.  Loss from discontinued operations in the six month period ended June 30, 2007 included an impairment charge of $1.7 million to reflect the fair value less cost to sell of the four rural markets in Minnesota required to be divested, as further discussed below.

As a condition of receiving approval from the Department of Justice ("DOJ") and the FCC for its acquisition of Midwest Wireless, on September 7, 2006, Alltel agreed to divest certain wireless operations in four rural markets in Minnesota.  Accordingly, the four markets to be divested in Minnesota have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.  On April 3, 2007, Alltel completed the sale of these properties.

On July 17, 2006, Alltel completed the spin-off of its wireline telecommunications business to its stockholders and the merger of that wireline business with Valor Communications Group, Inc. ("Valor").  The spin-off included the majority of Alltel's communications support services, including directory publishing, information technology outsourcing services, retail long-distance and the wireline sales portion of communications products.  The new wireline company formed in the merger of Alltel's wireline operations and Valor is named Windstream Corporation.  As a result, Alltel's historical results of operations have been adjusted to reflect the wireline business as discontinued operations in the accompanying unaudited consolidated financial statements.

In addition, as a condition of receiving approval for the Western Wireless acquisition from the DOJ and the FCC, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger.  In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas.  During 2005, Alltel completed the sales of international operations in Georgia, Ghana and Ireland acquired from Western Wireless.  During the second quarter of 2006, Alltel completed the sales of the remaining international operations acquired from Western Wireless in Austria, Bolivia, Côte d'Ivoire, Haiti, and Slovenia.  As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.

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